VOYAGEUR MUTUAL FUNDS III

Delaware Large Cap Core Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class C, Class R, and Institutional Class
Summary Prospectuses dated August 29, 2011

Effective August 10, 2012, Francis X. Morris, Christopher S. Adams, Michael S. Morris, and Donald G. Padilla will have primary responsibility for making day-to-day investment decisions for the Fund.

The following replaces the information in the section entitled “Who manages the Fund? – Investment manager”:

Who manages the Fund?

Investment manager
Delaware Management Company

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Francis X. Morris	Senior Vice President, Chief Investment Officer – Core Equity	August 2006
Christopher S. Adams, CFA	Vice President, Portfolio Manager, Senior Equity Analyst	August 2006
Michael S. Morris, CFA	Vice President, Portfolio Manager, Senior Equity Analyst	August 2006
Donald G. Padilla, CFA	Vice President, Portfolio Manager, Senior Equity Analyst	August 2006

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated June 18, 2012.